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                                                               EXHIBIT 21.1

Company                                                  Country/State of
                                                            Incorporation
-------------------------------------------------------------------------
19th Holdings Corporation                                        Delaware
Affiliated Regional Communications, Ltd.                         Colorado
Aktiebolaget Fox Film                                              Sweden
Ameristar Music Publishing Co.                                 California
ARC Holding, Ltd.
Baa1 Productions, Inc.                                     Cayman Islands
Baja Holdings, Inc.                                              Delaware
Baja Studios, Inc.                                               Delaware
BB Fit Holdings, LLC                                             Delaware
Because He Can Productions, Inc.                                 Delaware
Blackstar, L.L.C.                                                Delaware
Blue Sky Studios, Inc.                                           Delaware
Camp Management Incorporated, S.A.                         Dominican Rep.
Cannell Entertainment, Inc.                                      Delaware
Cannell Production Services Inc.                                   Canada
CBS/Fox French Film Licensing Corporation                        New York
Centfox Film, GES.m.b.H.                                          Austria
Cinemascope Products Inc.                                        Delaware
Constance Music, Inc.                                          California
Culverton Limited                                                 Ireland
D.A.W. Productions, Inc.                                         Delaware
Deluxe Laboratories Film Storage, Inc.                         New Jersey
DF Investment, Corp.                                             Delaware
Digital Leaseholds, Inc.                                         Delaware
Dobsong Music Corp.                                            California
Dodgertown, Inc.                                                  Florida
Drive-In Cinemas Limited                                            Kenya
Echoes in the Darkness Production, Inc.                            Canada
EFL Licencing, Inc.                                              Delaware
Emmett Street Films, Inc.                                        Delaware
Evergreen Television Productions, Inc.                           Delaware
FA Productions, Inc.                                             Delaware
FBC Sub, Inc.                                                    Delaware
Fit TV Partnership                                               Delaware
Fit TV Holdings, LLC                                             Delaware
FLN Finance, Inc.                                                Delaware
Four Star Entertainment Corp. I, Inc.                            Delaware
Four Star International, Inc.                                  California
Fourtel Music Publishing Co.                                   California
Fox Animation Los Angeles, Inc.                                  Delaware
Fox Animation Studios, Inc.                                      Delaware
Fox Baseball Holdings, Inc.                                      Delaware
Fox Basketball Holdings, LLC                                     Delaware
Fox Broadcasting Company                                         Delaware
Fox Broadcasting Sub, Inc.                                       Delaware
Fox Broadcast Music, Inc.                                        Delaware
Fox Center Productions, Inc.                                     Delaware
Fox Circle Productions Inc.                                      Delaware
Fox/Col Film Distributors, Inc.                                    Panama
Fox Daytime Prods., Inc.                                         Delaware
Fox Development Group, Inc.                                      Delaware
Fox East Productions, Inc.                                       Delaware
Fox Film De Cuba S.A.                                                Cuba
Fox Film de la Argentina S.A.                                   Argentina
Foxfilmes Limitada                                               Portugal
Fox Film Music Corporation                                       Delaware
Fox/Guild Home Entertainment Ltd.                                      UK
Fox Hockey Holdings, LLC                                         Delaware
Fox Home Entertainment Ltd.                                            UK
Fox Interactive, Inc.                                            Delaware
Fox Interactive Ltd.                                                   UK
Fox Interamericana S.A.                                            Mexico
Fox International Equity, Inc.                                   Delaware
Fox International, Inc.                                          Delaware
Fox Japan Movie Channels, Inc.                                   Delaware
Fox Japan Television Programing
   Services, Inc.                                                Delaware
Foxlab, Inc.                                                     Delaware
Fox Lane Productions, Inc.                                       Delaware
Fox LAPTV L.L.C.                                                 Delaware
Fox Latin America Cable, Inc.                              Cayman Islands
Fox Latin American Channel, Inc.                                 Delaware
Fox Latin America, Inc.                                    Cayman Islands
Fox/Liberty Ad Sales, LLC                                        Delaware
Fox/Liberty Bay Area, LLC                                        Delaware
Fox/Liberty Chicago, LLC                                         Delaware
Fox/Liberty CNS, LLC                                             Delaware
Fox/Liberty Host, LLC                                            Delaware
Fox/Liberty Network, L.L.C.                                      Delaware
Fox/Liberty Network Sales, Inc.                                  Delaware
Fox/Liberty OLN, LLC                                             Delaware
Fox/Liberty Sportscom, LLC                                       Delaware
Fox/Liberty SV, LLC                                              Delaware
Fox/Liberty Ventures, LLC                                        Delaware
Fox/Liberty West II LLC                                          Delaware
Fox Motion Picture Venture No. 1, Inc.                           Delaware
Fox Movietonews, Inc.                                            Delaware
Fox Music, Inc.                                                  Delaware
Fox Net, Inc.                                                    Delaware
Fox News Holdings, Inc.                                          Delaware
Fox News, Inc.                                                   Delaware
Fox News Network, L.L.C.                                         Delaware
Fox News Production, Inc.                                        Delaware
Fox News Service, Inc.                                           Delaware
Fox Nitetime Prods., Inc.                                        Delaware
Fox On Air Music, Inc.                                           Delaware
Fox Pay - Per - View Services, Inc.                              Delaware
Fox Records, Inc.                                                Delaware
Fox Regional Sports Holdings, Inc.                               Delaware
Fox Regional Sports Member, Inc.                                 Delaware
Fox Searchlight Pictures, Inc.                                   Delaware
Fox Services, Inc.                                               Delaware
Fox Software, Inc.                                               Delaware
Fox Sports Ad Sales Holdings, LLC                                Delaware
Fox Sports Detroit, LLC                                          Delaware
Fox Sports International Equity, LLC                             Delaware
Fox Sports Latin America LLC                                     Delaware
Fox Sports National Holdings, LLC                                Delaware
Fox Sports Net Baseball, LLC                                     Delaware
Fox Sports Net, LLC                                              Delaware
Fox Sports Productions, Inc.                                     Delaware
Fox Sports RPP Holdings, LLC                                     Delaware
Fox/Sports TMG, LLC                                              Delaware
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Company                                                  Country/State of
                                                            Incorporation
-------------------------------------------------------------------------
Fox Sports World, LLC                                            Delaware
Fox Sports World Middle East, LLC                                Delaware
Fox Square Productions, Inc.                                     Delaware
Fox Square Productions (Canada), Inc.                            Delaware
FoxStar Productions, Inc.                                        Delaware
Fox Studios East, Inc.                                           Delaware
Fox Television Holdings, Inc.                                    Delaware
Fox Television Stations, Inc.                                    Delaware
Fox Televisions Stations of Birmingham, Inc.                     Delaware
Fox Television Stations of Philadelphia, Inc.                    Delaware
Fox Television Stations Productions, Inc.                        Delaware
Fox Television Studios Productions, Inc.                         Delaware
Fox Tunes, Inc.                                                  Delaware
Fox Transactional TV, Inc.                                       Delaware
Fox TV10 Holdings, Inc.                                          Delaware
Fox TV 10 Holdings, LLC                                          Delaware
Fox Video International Corporation                              Delaware
Foxwatch Productions, Inc.                                       Delaware
Fox West Pictures, Inc.                                          Delaware
Fox West Sports Member, Inc.                                     Delaware
FoxVideo International Distribution, Inc.                        Delaware
FoxVideo International SARL                                        France
FoxVideo Limited                                                       UK
FoxVideo New Zealand Limited                                  New Zealand
FoxView, Inc.                                                    Delaware
FRT Productions, Inc.                                            Delaware
FSO Productions, Inc.                                            Delaware
FST Advertising, Inc.                                            Delaware
FTS Boston, Inc.                                                 Delaware
FTS Investments, Inc.                                            Delaware
FTS North Carolina, Inc.                                         Delaware
FTS Philadelphia, Inc.                                           Delaware
FWA Productions, Inc.                                            Delaware
fX Holdings, Inc.                                                Delaware
fXM Networks, Inc.                                               Delaware
fX Networks, LLC                                                 Delaware
Galaxy Way Productions, Inc.                                     Delaware
Galileo Productions, Inc.                                        Delaware
GATV Productions, Inc.                                           Delaware
Genesis Video Entertainment, Inc.                                Illinois
Giant Bowling Pin Productions, Inc.                              Delaware
Glen Avenue Films, Inc.                                          Delaware
Gold Key Entertainment Inc.                                      Delaware
Gone Fission, Inc.                                               Delaware
Greenleaves Productions, Inc.                                    Delaware
GTH-103, Inc.                                                        Ohio
Guthy-Renker Holding Corporation                                 Delaware
Harmon Cove Productions Inc.                                   California
Highgate Pictures, Inc.                                          Delaware
Highgate Productions Inc                                         Delaware
Hispano Fox Film S.A.E.                                             Spain
Janpra Productions, Inc.                                         Delaware
Junior High Productions, Inc.                                  California
KDFW License, Inc.                                                 Nevada
KDFW Television, Inc.                                              Nevada
KNSD License, Inc.                                               Delaware
KSAZ License, Inc.                                               Delaware
KSAZ Television Inc.                                             Delaware
KTBC License, Inc.                                                 Nevada
KTBC Television, Inc.                                              Nevada
KTVI License, Inc.                                                 Nevada
KTVI Television, Inc.                                              Nevada
LAPTV A Corporation                                              Delaware
LAPTV B Corporation                                              Delaware
L.C. Holding Corp.                                               Delaware
Leap Off Productions, Inc.                                       Delaware
Learning Corporation of America                                  Delaware
Learning Corporation of America Films, Inc.                      Delaware
Les Productions Fox Europa S.A.                                    France
Liberty/Fox ARC L.P.                                             Delaware
Liberty/Fox Arizona LLC                                          Delaware
Liberty/Fox Canada LLC                                           Delaware
Liberty/Fox Distribution  L.P.                                   Delaware
Liberty/Fox KBL L.P.                                             Delaware
Liberty/Fox Network Programming, LLC                             Delaware
Liberty/Fox Northwest L.P.                                       Delaware
Liberty/Fox Southeast LLC                                        Delaware
Liberty/Fox Sports Financing LLC                                 Delaware
Liberty/Fox Sunshine LLC                                         Delaware
Liberty/Fox Upper Midwest L.P.                                   Delaware
Liberty/Fox Utah LLC                                             Delaware
Liberty/Fox West LLC                                             Delaware
Library  Holdings, Inc.                                          Delaware
Lookalike Productions, Inc.                                      Delaware
Looks At Productions, Inc.                                       Delaware
Los Angeles Dodgers, Inc.                                        Delaware
Marvel Music Group, Inc.                                         Delaware
Mid-Atlantic Sports Network, L.L.C.                              Delaware
Mighty Marvel Music Corporation                                  Delaware
Mirror Pictures Corporation                                      Delaware
Monet Lane Prods. Inc.                                           Delaware
Movietonews Inc.                                                 New York
Moving Target Productions, Inc.                                California
MT Services, Inc.                                              California
MT 2 Services, Inc.                                            California
MT 3 Services, Inc.                                            California
MT 4 Services, Inc.                                            California
MVP Video Productions Inc.                                       Delaware
NA Property Holdings, Inc.                                       Delaware
National Sports Productions, LLC                                 Delaware
National Studios, Inc.                                           Delaware
Natural History Limited                                       New Zealand
Netherlands Fox Film Corporation B.V.                         Netherlands
News Broadcasting Japan K.K.                                        Japan
Newscorp Finance Limited                                   Cayman Islands
News Germany Holding G.m.b.H.                                     Germany
News Preferred Finance, Inc.                                     Delaware
New World Administration                                       California
New World Animation Ltd.                                         Delaware
New World Communication Group, Incorporated                      Delaware
New World Communications of Atlanta, Inc.                        Delaware
New World Communications of Detroit, Inc.                        Delaware
New World Communications of Kansas City, Inc.                    Delaware
New World Communications of Milwaukee, Inc.                      Delaware
New World Communications of Ohio, Inc.                           Delaware
New World Communications of St. Louis, Inc.                      Delaware
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Company                                                  Country/State of
                                                            Incorporation
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
New World Communications of Tampa, Inc.                         Delaware
New World Distribution, Inc.                                  California
New World Entertainment Ltd.                                    Delaware
New World/Genesis Distribution                                California
New World International (Australia) Ltd                       California
New World Knowledge, Inc.                                       Delaware
New World Licensing, Inc.                                     California
New World Music Publishing Corporation                        California
New World Pictures, Ltd.                                        Delaware
New World Song, Inc.                                          California
New World Television Incorporated                               Delaware
New World Television Productions, Inc.                        California
New World Television Programming                              California
New World Television (NWT) France S.A.R.L.                        France
New World Video                                               California
NF Productions, Inc.                                            Delaware
Northgate Productions, Inc.                                     Delaware
NWC Acquisition Corporation                                     Delaware
NWCG Holdings Corporation                                       Delaware
NWC Holdings Corporation                                        Delaware
NWC Intermediate Holdings Corporation                           Delaware
NWC Management Corporation                                      Delaware
NW Communications of Austin, Inc.                                  Texas
NW Communications of Phoenix, Inc.                              Delaware
NW Communications of San Diego, Inc.                            Delaware
NW Communications of Texas, Inc.                                   Texas
NWC Sub I Holdings Corporation                                  Delaware
NWC Sub II Holdings Corporation                                 Delaware
NWE Acquisition Inc.                                            Delaware
NWE Holdings Corporation                                        Delaware
NWE Sub I Incorporated                                          Delaware
NW Management Incorporated                                      Delaware
NW Programs Incorporated                                        Delaware
NWTV Intermediate Holdings Corporation                          Delaware
O/Y Fox Film A/B                                                 Finland
Panoramic Productions Inc.                                    California
Pico Films, Inc.                                                Delaware
Plaid Jacket Productions, Inc.                                California
President Video Ltd.                                                  UK
Prime Network LLC                                                Wyoming
Prime Philadelphia Sports LLC                                    Wyoming
Prime Sports Northwest Network                                California
Prime Sports West, L.P.                                       California
Prime Ticket Networks, L.P.                                     Delaware
Prime Time Media, Inc.                                          Delaware
Professional Sports Services, LLC                               Delaware
P&T Productions, Inc.                                         California
Rags Productions Inc.                                         California
Repaca, Inc.                                                    Delaware
Rewind Music, Inc.                                              Delaware
Rock Ledge Limited                                               Ireland
Rocky Mountain Prime Sports Network, GP                         Colorado
Rugged Limited                                                   Bermuda
Schrodinger's Cat Productions, Inc.                             Delaware
SCI Merger Sub, Incorporated                                    Delaware
SCI Subsidiary Corporation                                      Delaware
SCI Sub I Incorporated                                          Delaware
SCPI, Inc.                                                      Delaware
SC Productions, Inc.                                            Delaware
SESLA, Inc.                                                     Delaware
Shadow in the Sun U.S.A.                                      California
Shoot the Horse Productions, Inc.                               Delaware
Sky Entertainment Programming
  Latin America, LLC                                            Delaware
Latin America, LLC                                              Delaware
Sky Latin America, L.L.C.                                       Delaware
Small Cages Productions, Inc.                                   Delaware
SportsChannel Bay Area Associates, GP                           New York
SportsChannel Chicago  Associates, GP                           New York
SportsSouth Holdings, LLC                                       Delaware
SportSouth Network, LLC                                         Delaware
Sprocket Music, Inc.                                            Delaware
STF Productions, Inc.                                           Delaware
Storymakers, Inc.                                               Delaware
Strange World Productions, Inc.                                 Delaware
Stronghold, Inc.                                              California
Studios de la Playa, S.A. de C.V.                                 Mexico
Sunshine Network                                                 Florida
TCF Bookworm Productions                                        Delaware
TCF Canadian TV Enterprises, Inc.                             California
TCFC Film Distribution Company, B.V.                         Netherlands
TCF Digital Holdings, Inc.                                      Delaware
TCF Distributing, Inc.                                        California
TCF Music Publishing, Inc.                                      Delaware
TCF Speed II Productions, Inc.                                  Delaware
TCFTV Canadian Productions Inc.                                 Delaware
TCFTV Canadian Services, Inc.                                   Delaware
TCFTV CanPro, Inc.                                              Delaware
The British Movietonews Ltd.                                          UK
The Fox Store, Inc.                                             Delaware
The Greenblatt Janollai Studios, Inc.                           Delaware
Tour of Duty Productions, Inc.                                California
TV 10 Holdings, LLC                                             Delaware
TVF Productions, Inc.                                           Delaware
TVF II Productions, Inc.                                        Delaware
TVM Productions, Inc.                                           Delaware
TVP Productions, Inc.                                           Delaware
TVT License, Inc.                                               Delaware
Twentieth Century Fox Asia
 Pacific Telecommunications, LLC                                Delaware
Twentieth Century Fox Asia
 Pacific Television L.L.C.                                      Delaware
Twentieth Century Fox Asia Pacific
 Theatrical L.L.C.                                              Delaware
Twentieth Century Fox/Astral Television
 Distribution Limited                                             Canada
Twentieth Century Fox Canada Limited                              Canada
Twentieth Century Fox Chile, Inc.                               Delaware
Twentieth Century Fox                                           Delaware
 Columbia Tristar (Switzerland) S.A.                         Switzerland
Twentieth Century Fox
 Distributing Corporation                                       Delaware
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Company                                                  Country/State of
                                                            Incorporation
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
Twentieth Century Fox (Far East), Inc.                          New York
Twentieth Century Fox
 Federal, Inc. U.S.A.                                  Chinese Trade Act
Twentieth Century Fox Film Belge S.A.                            Belgium
Twentieth Century Fox Film
 Company (Export) Limited                                             UK
Twentieth Century Fox Film Company Limited                            UK
Twentieth Century Fox Film Corporation                          Delaware
Twentieth Century Fox Film Corporation
 (Australia) Pty. Ltd.                                         Australia
Twentieth Century Fox Film de Mexico, S.A.                        Mexico
Twentieth Century Fox Film Corporation                          Delaware
  Pty. Ltd.                                                    Australia
Twentieth Century Fox Film
 Distributors Hellass SARL                                        Greece
Twentieth Century Fox Film (East)
 Private Limited                                               Singapore
Twentieth Century Fox Film (Malaya)
 Sendirian Berhad                                               Malaysia
Twentieth Century Fox Film S.A.                                   Panama
Twentieth Century Fox France, Inc.                              Delaware
Twentieth Century Fox Home
 Entertainment Asia Pacific LLC                                 Delaware
Twentieth Century Fox Home
 Entertainment (Australia) Pty. Limited                        Australia
Twentieth Century Fox Home
 Entertainment Benelux B.V.                                  Netherlands
Twentieth Century Fox Home
 Entertainment Canada Limited                                     Canada
Twentieth Century Fox Home
 Entertainment Espana S.A.                                         Spain
Twentieth Century Fox Home
 Entertainment France S.A.                                        France
Twentieth Century Fox Home
 Entertainment Germany, G.m.b.H.                                 Germany
Twentieth Century Fox Home
 Entertainment, Inc.                                            Michigan
Twentieth Century Fox Home
 Entertainment Italia SpA                                          Italy
Twentieth Century Fox Home
 Entertainment Japan K.K.                                          Japan
Twentieth Century Fox Home
 Entertainment Korea, Inc.                                         Korea
Twentieth Century Fox Home
 Entertainment Latin America,
 (Cayman Islands)                                         Cayman Islands
Twentieth Century Fox Home
 Entertainment Limited                                                UK
Twentieth Century Fox Home
 Entertainment Mexico, S.A. de C.V.                               Mexico
Twentieth Century Fox Home
 Entertainment Middle East, Inc.                                Delaware
Twentieth Century Fox Home
 Entertainment South Pacific Pty. Limited                      Australia
Twentieth Century Fox Hong Kong, Inc.                           Delaware
Twentieth Century Fox Import Corporation                        New York
Twentieth Century Fox, Inc. U.S.A. (Taiwan)                     Delaware
Twentieth Century Fox India, Inc.                               Delaware
Twentieth Century Fox Inter-America Inc.                        New York
Twentieth Century Fox International
 Corporation                                                    New York
Twentieth Century Fox International Limited                           UK
Twentieth Century Fox International
 Telecommunications Distribution. Inc.                          Delaware
Twentieth Century Fox International
 Television Inc.                                                New York
Twentieth Century Fox International
  Television Distribution Inc.                                  Delaware
Twentieth Century Fox International
 Theatrical Distribution, Inc.                                  Delaware
Twentieth Century Fox Italy S.p.A., Inc.                 Delaware; Italy
Twentieth Century Fox Korea, Inc.                                  Korea
Twentieth Century Fox  Licensing &
  Merchandising Limited                                               UK
Twentieth Century Fox Latin America
 Telecommunications, Inc. (Cayman)                        Cayman Islands
Twentieth Century Fox
 Latin America Television, Inc.                           Cayman Islands
Twentieth Century Fox Latin America
Theatrical, Inc. (Cayman)                                 Cayman Islands
Twentieth Century Fox of Germany GmbH                            Germany
Twentieth Century Fox Pakistan, Inc.                            Delaware
Twentieth Century Fox Peruana S.A.                                  Peru
Twentieth Century Fox
 Productions Limited                                                  UK
Twentieth Century Fox Puerto Rico, Inc.                      Puerto Rico
Twentieth Century Fox Studio Club Inc.                        California
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Company                                                  Country/State of
                                                            Incorporation
-------------------------------------------------------------------------
Twentieth Century Fox
 Telecommunications International, Inc.                         Delaware
Twentieth Century Fox Television Limited                              UK
Twentieth Century Fox Thailand, Inc.                            New York
Twentieth Century Fox Titanic Productions, Inc.               California
Twentieth Century Fox Trinidad Limited                          Trinidad
Twentieth Century Fox Worldwide
 Productions, Inc.                                              Delaware
Twentieth Television, Inc.                                      Delaware
Upper Midwest Cable Partners
Van Ness Films, Inc.                                            Delaware
Ventures Arena, LLC                                             Delaware
Ventures Basketball, LLC                                        Delaware
Ventures Hockey, LLC                                            Delaware
Venue Merchandising, Inc.                                     California
Very Imaginative Pictures, Inc.                               California
VNE, Inc.                                                     California
Vox Filmworks (Canada), Inc.                                      Canada
WAGA License, Inc.                                              Delaware
WBRC and WGHP Holdings Corporation                              Delaware
WBRC License, Inc.                                              Delaware
WDAF License, Inc.                                              Delaware
WDAF Television Inc.                                            Delaware
Wedron  Silica Company                                          Delaware
West End Circle Studios Inc.                                    Delaware
Westgate Productions, Inc.                                      Delaware
WFXT, Inc.                                                      Delaware
WGHP and WBRC Television Corporation                            Delaware
WGHP License, Inc.                                              Delaware
WITI License, Inc.                                              Delaware
WJBK License, Inc.                                              Delaware
WJW License, Inc.                                               Delaware
World League Licensing, L.L.C.                                  Delaware
World League of American Football, L.L.C.                       Delaware
World League of American Football II, L.L.C.                    Delaware
X-F Productions, Inc.                                           Delaware
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